AIFA 2008 Mid-Winter Conference March 3, 2008 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-
receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

The Argo Group Story
The Argo Group Story
The Company
Argo Group is an international specialty underwriter of
property/casualty insurance focused on niche markets
The Objective
To maintain our profitable growth record as we execute upon
our largest business combination to date
The Strategy
Apply our proven business model in deploying capital in
selected areas for maximum return

Focus:  Specialty underwriter in niche markets
Three
Business
Units
Three
Business
Units
Successful
Business
Model
Successful
Business
Model
A G E N D A
Growing an International Specialty Underwriter
A G E N D A
Growing an International Specialty Underwriter
Growth and Profitability
Three
Business
Units
Three
Business
Units

Argo Group Today
Argo Group Today
Specialty underwriter in attractive niche areas of property, casualty insurance and reinsurance
Headquarters:  Bermuda
– operates in 50 states and internationally
Market Cap over $1B
Three ongoing business segments
– Excess and Surplus Lines (E&S)
– Select Markets
– International Specialty
Major business
segment locations
Headquarters
Brussels

A Recap of Our Successful Business Model
A Recap of Our Successful Business Model
1.
Target attractive
niche markets
2.
Develop leading,
differentiated
positions
3.
Expand position
– organically
– selective acquisitions
4.
Results: Growth
in premiums and
earnings

7
Key Criteria In Selecting Niche Markets
Higher margin, return
Market leadership in a reasonable time frame
Disciplined underwriting
Sustained, profitable organic growth

1.  A T T R A C T I V E  N I C H E  M A R K E T S
A Different Type of Approach

2.  D E V E L O P  L E A D E R S H I P  P O S I T I O N S
Examples of Leadership Positions
2.  D E V E L O P  L E A D E R S H I P  P O S I T I O N S
Examples of Leadership Positions
E&S market position
Commercial insurance for small / medium
public entities
Insurance for retail fabricare industry
Workers’ compensation for coal mines in
Pennsylvania and Maryland
P/C insurance for independent grocery stores

Leader
Leader
Leader
Leader
Leader

3.  E X P A N D  P O S I T I O N
A Solid Record of Disciplined Growth
3.  E X P A N D  P O S I T I O N
A Solid Record of Disciplined Growth
2007 Revenues
90%+
90%+
New Businesses Last Seven Years
Businesses acquired:
PXRE Rockwood
Interstate Grocers
Coregis Fulcrum
Public Entity Argonaut Specialty
Assets acquired:
New businesses launched:
Organic Growth Strategies
Cross Selling Increased Product Offerings
Colony
Peleus

10
4.  R E S U L T S :  G R O W T H
An Impressive Growth Record…
4.  R E S U L T S :  G R O W T H
An Impressive Growth Record…
$1.9B
$5.1B
2001 2007
Total Assets
18%
CAGR
$1.2B
$272M
2001 2007
Gross Written Premiums
28%
CAGR

11
4.  R E S U L T S :  G R O W T H
… With Solid Segment Underwriting Performance
Combined Ratio for Ongoing Segments
90%
or less
   92.1%**
92.7%
94.0%*
  94.3%*
2004 2005 2006 2007 Target

* Exclusive of losses from hurricane activity
** Exclusive of merger-related expenses

Focus:  Specialty underwriter in niche markets
Successful
Business
Model
Successful
Business
Model
A G E N D A
Growing an International Specialty Underwriter
A G E N D A
Growing an International Specialty Underwriter
Three
Business
Units
Three
Business
Units
Growth and Profitability

Three Growth Platforms
Three Growth Platforms
Excess & Surplus Lines Select Markets International Specialty
GWP $726M
Operating Income
up 11%
GWP $421M
Operating Income
up 22%
New Bermuda-
based platform

Three Growth Platforms
Three Growth Platforms
Select Markets International Specialty
GWP $421M
Operating Income
up 22%
New Bermuda-
based platform
GWP $726M
Operating Income
up 11%
Excess & Surplus Lines

Pre-Tax Operating Income
($M)
Excess & Surplus  Lines:
Largest and Most Profitable Segment
Excess & Surplus  Lines:
Largest and Most Profitable Segment
Status
Combined ratio of 89.3%
Colony & Argonaut Specialty
Competitive advantages
Excellent infrastructure
Underwriting expertise
Controlled distribution
Rated ‘A’ (Excellent) by A.M. Best
92.6% 88.9%
89.3%
Combined ratio
*  Includes hurricane losses
$58*
$102
$113
2005 2006 2007

Excess & Surplus Lines
GWP $726M
Operating Income
up 11%
Three Growth Platforms
Three Growth Platforms
International Specialty Select Markets
GWP $421M
Operating Income
up 22%
New Bermuda-
based platform

Pre-Tax Operating Income
($M)
Select Markets:
Consistently Profitable Segment
Select Markets:
Consistently Profitable Segment
Status
Combined ratio of 88.7
Primarily retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
92.6% 89.4%
88.7%
Combined ratio
*  Includes hurricane losses
$38*
$50
$61
2005 2006 2007

Three Growth Platforms
Three Growth Platforms
Excess & Surplus Lines* Select Markets
GWP $726M
Operating Income
up 11%
GWP $421M
Operating Income
up 22%
New Bermuda-
based platform
International Specialty

Argo Group

Financial Strength Rating
A.M. BEST
A Excellent

19
Peleus – Positioned Well At Outset
Peleus – Positioned Well At Outset
Immediate Strengths
A rating by A.M. Best
Began 2008 with approx. $1.3B in capital
Appointed Andrew Carrier as Peleus president
– New underwriting team in place
– Proven record of leadership
– Built diversified books of business
Utilize established infrastructure
Launched business with January 1, 2008 renewals

Argo Group

Argonaut Group
A NATIONAL SPECIALTY UNDERWRITER

Peleus

Argo Group
INTERNATIONAL HOLDINGS, LTD.

Combined Business Mix
Combined Business Mix

Specialty Insurance
Excess & Surplus Lines
Select Markets
International Specialty
Quota share reinsurance
of business partners
Property reinsurance
Prospective insurance
opportunities
~85% ~15%

Group’s 2007 Results
Group’s 2007 Results
2006 2007 Change
Gross Written Premium $ 1.15B $ 1.18B 2%
Net Earned Premium $ 813M $ 860M 6%
Total Revenue $ 939M $ 1.0B 6%
Net Investment Income $ 105M $ 134M 28%
Net Income Per Share
$ 4.82
$ 5.58
16%

Dec 31, 2007
2,425
21.0%
1,754
1,385
5,124
$3,598
369
$45.15
Dec 31, 2006
2,029
14.5%
992
848
3,722
$2,558
144
$39.08
Strong Balance Sheet and Capital Base
Strong Balance Sheet and Capital Base
Reserves
Total Leverage
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio

Indebtedness
Book Value Per Share
In millions except for book value and leverage data

23
Minimal Sub-prime Exposure
Minimal Sub-prime Exposure
Total Argo Group Investment Portfolio - $3.6 billion
Sub-prime/Alt-A Exposure only 1.0% of total portfolio
– Total exposure approximately $40M
– 33% Alt-A / 67% Sub-prime
– 99% are AAA or AA rated
– Only 20% are 2005-2006 Vintage
• All are AAA rated
Portfolio has no derivative investments

A G E N D A
Growing an International Specialty Underwriter
A G E N D A
Growing an International Specialty Underwriter
Focus:  Specialty underwriter in niche markets
Successful
Business
Model
Successful
Business
Model
Three
Business
Units
Three
Business
Units
Growth and Profitability

Continue to Execute Successful Business Model
Continue to Execute Successful Business Model
1.
Target attractive
niche markets
2.
Develop leading,
differentiated
positions
3.
Expand position
– organically
– selective acquisitions
4.
Results: Growth
in premiums and
earnings

Capital Deployment Strategy 12-18 Months
Capital Deployment Strategy 12-18 Months
Support loss reserves and balance sheet
Growth of core business
– Deploy capital opportunistically across all three segments
– Reduce reliance on third-party reinsurance
Pursue attractive market opportunities
– Selective acquisitions that complement existing business lines
– Books of business and companies
Repatriate capital depending on capital position and stock price
– $150M stock repurchase program authorized
– Dividend

27 Our Focus: Continuing to Improve ROE Our Focus: Continuing to Improve ROE 13.3% 14.8% 13.4% 15% 2005 2006 2007* Goal 27 * Calculated using average equity, includes extraordinary gain of $66.3M

I N  S U M M A R Y
A Stronger and Better Positioned Specialty Underwriter
I N  S U M M A R Y
A Stronger and Better Positioned Specialty Underwriter
Proven and successful business model
– Impressive growth record, profitability and strong cash flow
Acquisition of PXRE creates powerful competitive force in
specialty lines market
– Unique international specialty platform
– Bermuda presence advantages
– Diversified business mix
– Growth via geographic reach / expansion
ROE-driven focus
– Effective capital deployment + high-margin focus = ROE improvement

Thank you! AIFA 2008 Mid-Winter Conference